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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------


               Date of Report (Date of earliest event reported):
                                 JUNE 27, 2001


                                PLUG POWER INC.
                                ---------------
              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       00027527                 22-3672377
------------------------------          --------                 ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



                968 ALBANY-SHAKER ROAD, LATHAM, NEW YORK 12110
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 782-7700
                                --------------
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Item 5.   Other Events.

Press Release

     On June 27, 2001, Plug Power Inc. issued a press release in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.    Description
-----------    -----------
   99.1        Press Release dated June 27, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                        PLUG POWER INC.

Dated:  June 27, 2001                   By: /s/ W. Mark Schmitz
                                            -----------------------
                                            W. Mark Schmitz
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.1        Press Release dated June 27, 2001